UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):

May 18, 2010

Eagle Materials Inc.

(Exact name of registrant as specified in its charter)

Delaware	1-12984	75-2520779
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

3811 Turtle Creek Blvd., Suite 1100, Dallas, Texas	75219
(Address of principal executive offices)	(Zip code)

Registrant’s telephone number including area code: (214) 432-2000

Not Applicable

(Former name or former address if changed from last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

Information responsive to Item 5.02(e):

On May 18, 2010, the Compensation Committee of the Board of Directors of Eagle Materials Inc. (“Eagle”) approved the Eagle Materials Inc. Salaried Incentive Compensation Program for Fiscal Year 2011 (“Eagle Plan”), a copy of which is attached to this Report as Exhibit 10.1 and incorporated herein by reference. Under the terms of the Eagle Plan, a pool of 1.2% of the Company’s operating earnings for fiscal 2011 will be available to pay annual incentive bonuses to participating officers, subject to reduction based on individual performance in fiscal 2011. The Compensation Committee also determined the applicable percentage of the bonus pool available for payment of the annual incentive bonus to the CEO and the other named executive officers participating in the Eagle Plan (Mr. Steven R. Rowley, President and Chief Executive Officer — 40%; Mr. D. Craig Kesler, Executive Vice President – Finance and Administration and Chief Financial Officer — 15%; and Mr. James H. Graass, Executive Vice President and General Counsel — 15%).

Two named executive officers (Mr. Gerald J. Essl, Executive Vice President — Cement and Concrete/Aggregates and Mr. David B. Powers, Executive Vice President — Gypsum) participate in divisional incentive compensation programs pursuant to which a percentage of the operating earnings of the applicable subsidiary (or group of subsidiaries) is available for payment of bonuses to the participating employees. Mr. Essl participates in the Eagle Materials Inc. Cement Companies Salaried Incentive Compensation Program for Fiscal Year 2011 (a copy which is attached to this Report as Exhibit 10.2 and incorporated herein by reference) and the Eagle Materials Inc. Concrete and Aggregates Companies Salaried Incentive Compensation Program for Fiscal Year 2011 (a copy of which is attached to this Report as Exhibit 10.3 and incorporated herein by reference). In the programs in which Mr. Essl participates, the Compensation Committee approved each such plan and the percentage of operating earnings of each of the Company’s cement and concrete/aggregates subsidiaries for fiscal 2011 which is available for payment of bonuses to participating employees (2.25%) and the percentage of such bonus pool available for payment to Mr. Essl at the end of fiscal 2011 (20%), subject to reduction based on individual performance. With respect to our cement joint venture, Mr. Essl is eligible to receive an amount equal to 20% of 2.25% of our half of the joint venture’s fiscal 2011 operating earnings. Mr. Powers participates in the Eagle Materials Inc. American Gypsum Company Salaried Incentive Compensation Program for Fiscal Year 2011 (a copy which is attached to this Report as Exhibit 10.4 and incorporated herein by reference). In the case of Mr. Powers, the Compensation Committee approved the plan and the percentage of American Gypsum’s operating earnings available for payment of annual incentive bonuses to participating American Gypsum employees (2.25%) and the percentage of such bonus pool available for payment to Mr. Powers at the end of fiscal 2011 (20%), subject to reduction based on individual performance.

The Compensation Committee also approved the Eagle Materials Inc. Special Situation Program for Fiscal Year 2011 (the “SSP”), a copy of which is attached to this Report as Exhibit 10.5 and incorporated herein by reference. Under the terms of the SSP, a pool of 0.35% of the Company’s operating earnings for fiscal 2011, plus any portions of bonus pools under the Eagle Plan, the divisional plans and subsidiary long-term compensation plans not paid out or earned, are available to pay annual bonuses to participating employees from the SSP.

Also on May 18, 2010, as a part of its annual compensation review, the Compensation Committee approved long-term incentive compensation equity awards under the Eagle Materials Inc. Incentive Plan, as amended (“Incentive Plan”), to a group of its officers, including its named executive officers. The awards are comprised of stock options and restricted stock units with performance vesting provisions. Each of the Company’s named executive officers was granted stock options and restricted stock units as a part of this award.

The performance vesting criteria for the stock options and restricted stock units for Messrs. Rowley, Kesler and Graass are based on: (i) certain safety measures, production measures, sales measures and profit measures at each of the operating subsidiaries for the fiscal year ending March 31, 2011; and (ii) certain debt-to-EBITDA and net debt to total capitalization levels for Eagle at March 31, 2011 and certain accounting goals. The performance vesting criteria for the stock options and restricted stock units for Messrs. Powers and Essl are based on certain safety measures, production measures, sales measures and profit measures within their respective divisions for the fiscal year ending March 31, 2011.

The terms and conditions of the stock options will be substantially the same as the stock option grants in fiscal 2009, except that: (i) the vesting criteria will be as described above; (ii) the term of the stock options is for 10 years; and (iii) any stock options earned at the end of fiscal 2011 will vest  1/3 immediately and  1/3 on each of the next two anniversaries. The terms and conditions of the restricted stock units will be substantially the same as the restricted stock unit grants in fiscal 2009, except that the vesting criteria will be as described above and any restricted stock units earned at the end of fiscal 2011 will vest  1/3 immediately and  1/3 on each of the next two anniversaries. Any stock options or restricted stock units that are not earned at the end of fiscal 2011 will be forfeited. As in the case of prior equity awards, the stock options and restricted stock units will also vest upon a change in control of the Company. In accordance with the terms of the Company’s Incentive Plan, the exercise price of the stock options is the average of the high and low price of the Company’s Common Stock on the date of grant, May 18, 2010 ($30.735).

The following table shows the stock options and restricted stock units granted to each of the Company’s named executive officers on May 18, 2010:

Name	Number of Stock Options	Number of Restricted Stock Units
Steven R. Rowley	44,250	56,250
Craig Kesler	11,750	15,000
David B. Powers	14,750	18,750
Gerald J. Essl	14,750	18,750
James H. Graass	12,750	16,250

On May 18, 2010, the Compensation Committee also approved restricted stock awards under the Incentive Plan to a group of its key employees, including its named executive officers. The awards are comprised of restricted stock which vests upon: (i) the achievement by the Company of performance vesting criteria based on the Company’s return on equity measured at the end of fiscal 2011; and (ii) the employee holding the award until he/she meets the requirements for retirement, as defined in the award agreement. The terms and conditions of the restricted stock will be substantially the same as restricted stock grants made in the past (including the restricted stock agreement filed as Exhibit 10.6 to the Company’s Quarterly Report on Form 10-Q filed with the Securities and Exchange Commission on August 8, 2008), except that the vesting criteria will be as described above and vesting of earned shares would occur upon death or disability of the employee. Any shares of restricted stock that are not earned at the end of fiscal 2011 will be forfeited. As in the case of prior equity awards, the restricted stock will also vest upon a change in control of the Company.

Each of the Company’s named executive officers was granted restricted stock under this new program. The following table shows the restricted stock granted to the Company’s named executive officers on May 18, 2010:

Name	Shares of Restricted Stock
Steven R. Rowley	35,000
D. Craig Kesler	11,667
David B. Powers	11,667
Gerald J. Essl	11,667
James H. Graass	11,667

Item 9.01	Financial Statements and Exhibits

Exhibit Number	Description

10.1	Eagle Materials Inc. Salaried Incentive Compensation Program for Fiscal Year 2011

10.2	Eagle Materials Inc. Cement Companies Salaried Incentive Compensation Program for Fiscal Year 2011

10.3	Eagle Materials Inc. Concrete and Aggregates Salaried Incentive Compensation Program for Fiscal Year 2011

10.4	Eagle Materials Inc. American Gypsum Company Salaried Incentive Compensation Program for Fiscal Year 2011

10.5	Eagle Materials Inc. Special Situation Program for Fiscal Year 2011

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

EAGLE MATERIALS INC.

By:	/S/ D. CRAIG KESLER
D. Craig Kesler Executive Vice President – Finance and Administration and Chief Financial Officer

Date: May 24, 2010

EXHIBIT INDEX

Exhibit Number	Description

10.1	Eagle Materials Inc. Salaried Incentive Compensation Program for Fiscal Year 2011

10.2	Eagle Materials Inc. Cement Companies Salaried Incentive Compensation Program for Fiscal Year 2011

10.3	Eagle Materials Inc. Concrete and Aggregates Salaried Incentive Compensation Program for Fiscal Year 2011

10.4	Eagle Materials Inc. American Gypsum Company Salaried Incentive Compensation Program for Fiscal Year 2011

10.5	Eagle Materials Inc. Special Situation Program for Fiscal Year 2011